UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 25, 2003

FLAG Telecom Group Limited

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-29207	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code		1- (441) 296-0909

N/A
(Former name or former address, if changed since last report)

ITEM 5.                             Other Events

On July 25, 2003, FLAG Telecom Group Limited (the “Company”) issued a press release stating the Company had notified The Bank of New York, the trustee under the Company’s Indenture dated October 9, 2002, of its election to redeem all series of notes issued by the Company under the Indenture, on August 25, 2003. The press release is furnished herewith and incorporated by reference herein.

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated July 25, 2003 of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAG TELECOM GROUP LIMITED (Registrant)

Date: July 25, 2003	s/ Kees van Ophem
	Name:	Kees van Ophem
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 25, 2003 of the Company.